UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2009

ARCADIA RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-32935	88-0331369
(Commission File Number)	(IRS Employer Identification No.)

9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240
(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code:   (317) 569-8234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On February 9, 2009, Arcadia Resources, Inc. filed its quarterly report on Form 10-Q and issued an earnings release announcing its financial results for the fiscal quarter and nine-month period ended December 31, 2008.  A copy of the earnings release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 2.02 of Form 8-K and in Exhibit 99.1 is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release, dated February 9, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcadia Resources, Inc.

		By:	/s/ Michelle M. Molin
Michelle M. Molin
		Its:	General Counsel, Executive Vice President and Secretary

Dated:	February 9, 2009